GOODWILL	6 Months Ended
Jun. 30, 2025
GOODWILL
GOODWILL

NOTE 8 – GOODWILL

Goodwill as of June 30, 2025 and December 31, 2024 was as follows:

	June 30,	December 31,
	2025	2024

Vayu goodwill	$1,894,288	$-
GAC goodwill	10,840,392	-

Total goodwill	$12,734,680	$-

Goodwill arose as a result of the excess of consideration transferred over the fair value of the net identifiable assets acquired in the acquisitions of Vayu and GAC. As of the reporting date, the Company has not yet finalized the allocation of the Vayu and GAC purchase prices to the assets acquired and liabilities assumed. The preliminary purchase price allocation is based on information currently available and is subject to revision as additional information becomes available. The Company has up to one year from the acquisition date to finalize the accounting for the business combination.